             FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

            THIS FIRST AMENDMENT is made as of the 30th day of June, 1998, by and among

            TRIATHLON BROADCASTING OF WICHITA, INC., a Delaware corporation ("TBW"), TRIATHLON BROADCASTING OF LINCOLN, INC., a Delaware corporation ("TBL"), TRIATHLON BROADCASTING OF OMAHA, INC., a Delaware corporation ("TBO"), TRIATHLON BROADCASTING OF SPOKANE, INC., a Delaware corporation ("TBS"), TRIATHLON BROADCASTING OF TRI-CITIES, INC., a Delaware corporation ("TBTC"), TRIATHLON BROADCASTING OF COLORADO SPRINGS, INC., a Delaware corporation ("TBCS"), and TRIATHLON BROADCASTING OF LITTLE ROCK, INC., a Delaware corporation ("TBLR") (TBW, TBL, TBO, TBS, TBTC, TBCS and TBLR are sometimes hereinafter referred to individually as a "BORROWER" and collectively as the "BORROWERS");

            AT&T COMMERCIAL FINANCE CORPORATION, a Delaware corporation, UNION BANK OF CALIFORNIA, N.A., a national banking association, CITY NATIONAL BANK, a national banking association, and THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation (collectively, the "LENDERS" and each individually, a "LENDER");

            AT&T COMMERCIAL FINANCE CORPORATION, a Delaware corporation, as agent for the Lenders (in such capacity, the "AGENT") and in its capacity as Administrative Agent, Documentation Agent and Managing Agent; and

            UNION BANK OF CALIFORNIA, N.A., a national banking association, as co-agent for the Lenders (in such capacity, the "CO-AGENT") and in its capacity as Syndication Agent, Managing Agent, and Designated Reviewing Bank.

                         W I T N E S S E T H  T H A T:

            WHEREAS, the Borrowers and the Lenders, Agent and Co-Agent are parties to a certain Amended and Restated Loan Agreement dated as of May 30, 1997 (the "LOAN AGREEMENT"); and

            WHEREAS, the Borrowers have applied to the Lenders for certain consents, amendments and waivers in respect to the Loan Agreement; and

            WHEREAS, the Lenders are willing to enter into such amendments and give such consents and waivers conditional upon the Borrowers' execution and delivery of this Amendment and satisfaction of the other conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. DEFINITIONS.

            (A) Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the same meanings given to such terms in the Loan Agreement.

            (B) The definitions of "Companies" appearing in Article I of the Loan Agreement is hereby amended to read in its entirety as follows:

                        "COMPANIES: (a) the Borrowers, (b) the License
            Subsidiaries, and (c) (i) during the period May 30, 1997, through March 31, 1998, and (ii) from and after the date that (A) Pinnacle Sports has paid in full all of its Indebtedness to Havelock Bank and (B) the Agent has received UCC lien searches and other evidence satisfactory to the Agent that all security interests granted by Pinnacle Sports, TSPN and TSPI to Havelock Bank have been terminated, Pinnacle Sports, TSPN and TSPI."

            2. ARTICLE V AMENDMENTS.

            (A) Sections 5.03, 5.04 and 5.05 of the Loan Agreement are hereby amended to read in their entirety as follows:

                        "SECTION 5.03. FIXED CHARGE COVERAGE RATIO; WORKING CAPITAL RATIO.

                        (a) Maintain on a combined basis at all times a ratio
            of (i) the Companies' combined Broadcast Cash Flow plus available cash on hand (in an amount not to exceed $2,000,000.00, exclusive of any Cash Collateral Deposits) for the preceding twelve (12) months to (iii) the Companies' Fixed Charges during such period of not less than 1.05:1.00.

                        (b) Maintain on a combined basis at all times a ratio
            of the Borrowers' combined Current Assets to their combined Current Liabilities of not less than 1.50:1.00.

                        "SECTION 5.04.  CAPITAL EXPENDITURES.

                        Not make or incur Capital Expenditures without the
            prior approval of the Majority Lenders in excess of (a) One Million Dollars ($1,000,000.00) in the aggregate on a combined basis as to all Borrowers during each of Fiscal Years ending December 31, 1997 and December 31, 1998, or (b) Seven Hundred Fifty Thousand Dollars ($750,000) in the aggregate on a combined basis as to all Borrowers, in each Fiscal Year commencing with Fiscal Year ending December 31, 1999; provided, however, that Capital Expenditures made by TBO during the period January 1, 1998, through December 31, 1999, in an aggregate amount not to exceed Six Hundred Fifty Thousand Dollars ($650,000.00) solely for the purpose of completing an upgrade of KTNP-FM's broadcast signal from a Class A to a Class C 3 (including, without limitation, any sums paid during such period to "buy down" the signal from Saga Communications in adjacent areas), shall be excluded from the foregoing limitation.

                        "SECTION 5.05.  CORPORATE OVERHEAD.

                        (a) Be permitted to make and may make payments in
            respect of Corporate Overhead (exclusive of dividend payments) only so long as

                            (i) (y) at the time of each such payment, after
            giving effect thereto, neither an Event of Default nor an Unmatured Event of Default exists or will occur as a result of such payment, by reason of a default in the performance of the Borrowers' obligations under SECTION 5.01, 5.02 or 5.03 hereof or otherwise, and

                                (z) the aggregate amount of all such Corporate
            Overhead payments (exclusive of dividends to the Parent to the extent permitted by SECTION 5.06, but including, without limitation, the payments described in SECTION 5.05(b)) shall not exceed (A) Two Million Dollars ($2,000,000.00) during Fiscal Year ending December 31, 1997, (B) One Million Four Hundred Thousand Dollars ($1,400,000) during Fiscal Year ending December 31, 1998 (although Borrowers may accrue, but not pay, during such Fiscal Year, additional Corporate Overhead in an amount not to exceed the difference between Two Million Dollars ($2,000,000) and the amount of Corporate Overhead actually paid during such Fiscal Year, which accrued additional Corporate Overhead may be paid on or after the date the Agent receives the Borrowers' audited financial statements for Fiscal Year 1998 (confirming the absence of any Event of Default or Unmatured Event of Default as of December 31, 1998) so long as at the time of each such payment, after giving effect thereto and to all other Corporate Overhead payments made contemporaneously therewith, neither an Event of Default nor an Unmatured Event of Default exists or will occur as a result of such payment), (C) Two Million One Hundred Thousand Dollars ($2,100,000) during Fiscal Year ending December 31, 1999, or (D) in each subsequent Fiscal Year, one hundred five percent (105%) of the maximum amount permitted to be paid under this CLAUSE (Z) during the immediately preceding Fiscal Year; or

                            (ii) if at the time of such payment, after giving
            effect thereto, the conditions set forth in the preceding paragraph
            (i) are not satisfied, the aggregate amount of all Corporate Overhead payments exclusive of dividends to the Parent to the extent permitted by SECTION 5.06 but including, without limitation, the payments described in SECTION 5.05(b)) shall not exceed Seven Hundred Fifty Thousand Dollars ($750,000.00) during Fiscal Year ending December 31, 1997, or in each subsequent Fiscal Year, one hundred five percent (105%) of the maximum amount permitted to be paid under this paragraph (ii) during the preceding Fiscal Year. Corporate Overhead payments in respect of dividends shall be subject to SECTION 5.06(b)).


                        (b) Subject in all respects to the SCMC Subordination
            Agreements, not pay consulting fees or other sums to SCMC or SFX Broadcasting or any other Person in any Fiscal Year in excess of
            (i) $500,000 in the aggregate as to the Borrowers and the Parent, plus (ii) any reasonable investment banking services fees earned by SCMC or SFX Broadcasting pursuant to Section 5 of the Amended and Restated Financial Consulting Agreement dated February 1, 1996, as amended by letter dated February 21, 1996, the Termination and Assignment Agreement dated April 15, 1996; provided that no such payment pursuant to this SECTION 5.05(b)) shall be made to the extent any of the respective applicable dollar limitations set forth in SECTION 5.05(a)) would be exceeded."

            (B) Article V of the Loan Agreement is hereby further amended by adding thereto a new Section 5.08 which shall read in its entirety as follows:

                        "SECTION 5.08.  HAVELOCK BANK DEBT.

                        (a) Not permit the aggregate principal amount of all
            Indebtedness of Pinnacle Sports to Havelock Bank to exceed $1,725,000; (b) not incur Indebtedness to Havelock Bank other than Pinnacle Sports' reimbursement obligations arising from the letter of credit issued or to be issued by Havelock Bank to the University of Nebraska for the account of Pinnacle Sports; and (c) not grant any collateral to Havelock Bank as security therefor except as permitted pursuant to the terms of an Intercreditor Agreement executed by Havelock Bank and acceptable to the Majority Lenders."

            3. WAIVERS OF DEFAULTS.

            (A) The Lenders hereby waive as of December 31, 1997, all Events of Default under the Loan Agreement arising by reason of the Borrowers' failure to satisfy the covenants set forth in Section 5.03(a) and Section 5.05(a) of the Loan Agreement for the Fiscal Quarter and Fiscal Year ending December 31, 1997.

            (B) The Lenders hereby waive as of March 31, 1998, all Events of Default under the Loan Agreement arising by reason of the Borrowers' failure to satisfy the covenants set forth in Section 5.03(a) and Section 5.03(b) of the Loan Agreement for the Fiscal Quarter ending March 31, 1998.

            (C) The waivers set forth in this Section 3 are expressly limited to the covenant defaults and time periods set forth in this Section 3, and no waiver of any other or further Events of Default under the Loan Agreement is granted hereby.

            4. ARTICLE VIII AMENDMENT.

            Paragraph (v) of Article VIII of the Loan Agreement is hereby amended to read in its entirety as follows:

                        "(v) failure by Pinnacle Sports (i) to cause the
            cancellation on or before October 31, 1998, of the Havelock Bank letter of credit issued to the University of Nebraska, or (ii) to pay in full on or before October 31, 1998, all of its Indebtedness to

            Havelock Bank and to obtain releases of all liens in favor of Havelock Bank securing such Indebtedness; or. . ."

            5. ARTICLE XIII AMENDMENTS.

            The Notice provisions applicable to the Agent and to AT&T-CFC set forth in the Loan Agreement and in all Security Documents are hereby amended to read as follows:

                        AT&T COMMERCIAL FINANCE CORPORATION
                        c/o Newcourt Capital Corporation
                        44 Whippany Road
                        Morristown, New Jersey  07962
                        Attention:  Michael V. Monahan, Vice President

            with a copy (which shall not constitute notice) to:

                        AT&T COMMERCIAL FINANCE CORPORATION
                        c/o Newcourt Capital Corporation
                        44 Whippany Road
                        Morristown, New Jersey  07962
                        Attention:  Corporate Counsel

            and with a copy (which shall not constitute notice) to:

                        Andrew J. Chlebus, Esq.
                        Edwards & Angell, LLP
                        One BankBoston Plaza
                        Providence, Rhode Island  02903.

            6. ACQUISITION LOANS.

            The Borrowers previously applied to the Lenders for an Acquisition Loan to TBL and TBO in the principal amount of up to $1,000,000 to enable TBL and TBO to fund a loan in an identical amount to Triathlon Sports Programming, Inc., a Delaware corporation ("SPORTS") and TSPN, Inc., a Delaware corporation ("TSPN"), to enable Sports and TSPN to make payments to Paul R. Aaron ("AARON") and Dale M. Jensen ("JENSEN") in the aggregate amount of $1,000,000 under the Promissory Note and Guaranty agreements dated May 15, 1997. AT&T-CFC is willing, subject to the satisfaction of conditions set forth in Article III of the Loan Agreement and the execution of documentation by the Borrowers, the Parent, Sports and TSPN satisfactory to AT&T-CFC in form and substance (including, without limitation, the execution by Sports and TSPN of an intercompany note to TBO and TBL which shall be pledged to the Lenders and the Agent), to make such Acquisition Loan. On or about May 15, 1998, and prior to the date of execution and delivery of this First Amendment by the parties hereto, TBO and TBL funded an intercompany loan to Sports and TSPN in the aggregate amount of $1,000,000 to enable Sports and TSPN to make their scheduled payments to Aaron and Jensen when due on or about May 15,

1998, in such aggregate amount. The Lenders (i) hereby consent to the funding of an Acquisition Loan by AT&T-CFC to TBO and TBL in the amount of $1,000,000, and the intercompany loan by TBO and TBL to Sports and TSPN for the above-described purposes, (ii) hereby waive, solely for the purposes of permitting the transactions described in this Section 6, the provisions of
Section 5.07 of the Loan Agreement which would otherwise prohibit payments to Aaron and Jensen other than from Excess Cash Flow as provided in said Section 5.07, and (iii) hereby waive as of the date hereof any Event of Default under the Loan Agreement which arose on or about May 15, 1998, by reason of the intercompany loan of $1,000,000 made on or about that date by TBO and TBL to Sports and TSPN and the payment of $1,000,000 made on or about that date by Sports, TSPN, TBO and TBL to Aaron and Jensen from a source other than Excess Cash Flow as required by said Section 5.07. Such Acquisition Loan shall be entitled to the benefits of all Security Documents, including, without limitation, the Amended and Restated Guaranty and Security Agreements of all Borrowers and the Guarantees of the Guarantors, in each case to the same extent as if such Acquisition Loan had been made to consummate a Permitted Acquisition.

            7. DISPOSITION OF ASSETS; COMPLETION OF ENVIRONMENTAL MATTERS.

            (A) The Lenders hereby consent to (i) the sale by TBS of its KEYF AM/FM real estate described on Exhibit A attached hereto in accordance with
Section 2.05(c)(iii) of the Loan Agreement, which shall constitute a permitted disposition pursuant to Section 7.03 of the Loan Agreement, (ii) consolidation of the studios of KEYF with the studios utilized by KKZX/KUDY, and (iii) the transmission of the KEYF-AM signal from the KUDY tower site.

            (B) The Lenders and the Agent hereby extend to July 31, 1998, the deadline for completion of any remaining environmental actions required to be undertaken by the Borrowers pursuant to Section 6.15 of, and Schedule 6.15 to, the Loan Agreement.

            8. AMENDED SCHEDULES.

            Schedules 4.02, 4.13, 4.14, 4.15, 4.21 and 7.01 to the Loan
Agreement are hereby amended to read in their entirety in the forms of Exhibits B, C, D, E, F and G, respectively, attached hereto and made a part hereof.

            9. NO FURTHER AMENDMENTS.

            Except for the amendments set forth above, the text of the Loan Agreement and all other Transaction Documents shall remain unchanged and in full force and effect. No waiver by the Lenders under the Loan Agreement or any other Transaction Document is granted or intended except as expressly set forth herein, and the Lenders expressly reserve the right to require strict compliance with the terms of the Loan Agreement and the other Transaction Documents in all respects. The amendments agreed to herein, the default waivers set forth in Section 3 hereof and the waivers set forth in Section 6 hereof shall not constitute either a modification of the Loan Agreement or a course of dealing with the Lenders at variance with the Loan Agreement such as to require further notice by the Lenders or the Agent to require strict compliance with the terms of the Loan Agreement and the other Transaction Documents in the future.

            10. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.

            Each Borrower hereby represents and warrants to the Lenders and the Agent that:

            (a) Each representation and warranty set forth in Article IV of the Loan Agreement and in each Security Document is hereby restated and affirmed as true and correct as of the date hereof, and that on and as of the date hereof (except as hereinafter set forth), there exists neither an Event of Default nor an Unmatured Event of Default under the Loan Agreement;

            (b) The Borrowers have the requisite power and authority to enter into this Amendment, and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them;

            (c) This Amendment has been duly authorized (by all necessary corporate action and otherwise), and validly executed and delivered by one or more officers of the Borrowers, and this Amendment constitutes the legal, valid and binding obligation of the Borrowers enforceable against them in accordance with its terms; and

            (d) The execution and delivery of this Amendment and the Borrowers' performance hereunder do not and will not require the consent or approval of any governmental authority, nor be in contravention of or in conflict with the Borrowers' Articles of Incorporation or By-Laws, or the indenture, instrument, agreement, or undertaking, to which any Borrower or any Borrower's assets or properties are or may become bound.

            (e) The only Events of Default which occurred during Fiscal Year 1997 consisted of:

                        (i) a default under Section 5.03(a) of the Loan Agreement by reason of the Companies' maintaining for such Fiscal Year a Fixed Charge Coverage Ratio of 1.00:1.00; and

                        (ii) a default under Section 5.05(a) of the Loan Agreement by reason of the Companies' payment of aggregate Corporate Overhead in the amount of $2,068,085.

            (f) The only Events of Default which occurred during the Fiscal Quarter ending March 31, 1998, consisted of:

                        (i) a default under Section 5.03(a) of the Loan Agreement by reason of the Companies' maintaining for the twelve (12) months ending March 31, 1998, a Fixed Charge Coverage Ratio of 0.96:1.00; and

                        (ii) a default under Section 5.03(b) of the Loan Agreement (by reason of the Accountants reclassifying the long-term portion of the Borrowers' Senior Debt as current debt due to the Events of Default described in paragraph (e) of this Section 10) and the Borrowers therefore being deemed to have a Working Capital Ratio of 0.12:1.00 for the twelve (12) months ending March 31, 1998. If the Accountants had not reclassified such long-term Senior Debt as current, the Borrowers' ratio for the purposes of Section 5.03(b) would have been 1.56:1.00 as of March 31, 1998.

            11. BORROWERS' FURTHER AGREEMENTS. The Borrowers hereby acknowledge and confirm that they do not have any grounds and hereby agree not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to, the Notes, the Loan Agreement, the Security Documents or any of the other Transaction Documents, any document, instrument or agreement relating to any of the foregoing, any of the Indebtedness, covenants, promises, agreements, obligations, duties or liabilities thereunder, or the status of any thereof as legal, valid and binding obligations enforceable in accordance with their respective terms; and they do not possess (and hereby forever waive, remise, release, discharge and hold harmless the Agent, the Co-Agent, the Lenders and their respective parents, subsidiaries, Affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns [collectively, the "NOTEHOLDER PARTIES"] from and against, and agree not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which they, all those claiming by, through or under them, or their successors or assigns, have or may have) against the Noteholder Parties, or any of them, prior to or as of the date of this Amendment for, upon, or by reason of, any matter, cause or thing whatsoever, arising out of, or relating to, the Notes, the Loan Agreement, the Security Documents, the Transaction Documents or other any document, instrument or agreement relating to any of the foregoing (including, without limitation, any payment, performance, validity or enforceability of any or all of the Indebtedness, covenants, promises, agreements, provisions, rights, remedies, obligations, duties and liabilities thereunder) or any transaction relating to any of the foregoing, or any or all actions, courses of conduct or other matters in any manner whatsoever relating to or otherwise connected with any of the foregoing.

            12. REFERENCES IN SECURITY DOCUMENTS.

            All references to the "Loan Agreement" in all Security Documents, and in any other documents or agreements by and between the parties hereto, shall from and after the effective date hereof refer to the Loan Agreement, as amended hereby, and the Loan Agreement, as amended hereby, shall be secured by and be entitled to the benefits of said Security Documents and such other documents and agreements. All Security Documents heretofore executed by the Borrowers shall remain in full force and effect to secure the Notes and, as amended hereby, are hereby ratified and affirmed.

            13. COUNTERPARTS.

            This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment may be executed and delivered by facsimile transmission, which shall be equally as effective as delivery of an original executed counterpart. Any party delivering an executed counterpart hereof by facsimile transmission shall also deliver original executed counterparts hereof, but any failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

            14. APPLICABLE LAW.

            THIS AMENDMENT SHALL BE DEEMED TO BE MADE PURSUANT TO THE LAWS OF THE STATE OF NEW YORK WITH RESPECT TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED, INTERPRETED, PERFORMED AND ENFORCED IN ACCORDANCE THEREWITH.

            15. CAPTIONS.

            The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

            16. TRANSACTION AND WAIVER FEE; LEGAL FEES.

            (A) In consideration of the Lenders agreeing to the amendments and waivers contained herein, the Borrowers have paid to the Agent a Transaction and Waiver Fee in the amount of $200,000, which was in turn paid by the Agent to the Lenders on a pro rata basis based on the Lenders' respective Commitments.

            (B) The Borrowers shall pay all reasonable expenses incurred by the Agent, the Co-Agent and the Lenders in the drafting, negotiation and closing of the documents and transactions contemplated hereby, including the reasonable fees and disbursements of the Agent's and Co-Agent's counsel.

            17. REAFFIRMATION.

            Except as amended hereby, the Loan Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

                  (The next page is the first signature page)

            IN WITNESS WHEREOF, the undersigned parties have executed this Amendment or have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.


                                   BORROWERS:

                                   TRIATHLON BROADCASTING OF WICHITA, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                   Title: President and Chief Executive Officer


                                   TRIATHLON BROADCASTING OF LINCOLN, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                   Title: President and Chief Executive Officer


                                   TRIATHLON BROADCASTING  OF OMAHA, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                   Title: President and Chief Executive Officer


                                   TRIATHLON BROADCASTING OF SPOKANE, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                   Title: President and Chief Executive Officer


                                   TRIATHLON BROADCASTING OF TRI-CITIES, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                   Title: President and Chief Executive Officer

    [Continuation of First Amendment to Amended and Restated Loan Agreement]

                                   TRIATHLON BROADCASTING OF COLORADO
                                   SPRINGS, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                   Title: President and Chief Executive Officer


                                   TRIATHLON BROADCASTING OF LITTLE ROCK, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                   Title: President and Chief Executive Officer


                                   AGENT:

                                   AT&T COMMERCIAL FINANCE CORPORATION, AS
                                   AGENT

                                   By:     /s/ Michael Monahan
                                      -----------------------------------------
                                   Title:  Vice President


                                   CO-AGENT:

                                   UNION BANK OF CALIFORNIA, N.A., AS CO-AGENT

                                   By:      /s/ Bryan G. Petermann
                                      -----------------------------------------
                                   Title:  Vice President


                                   LENDERS:

                                   AT&T COMMERCIAL FINANCE CORPORATION

                                   By:     /s/ Michael Monahan
                                      -----------------------------------------
                                   Title:  Vice President

    [Continuation of First Amendment to Amended and Restated Loan Agreement]


                                   UNION BANK OF CALIFORNIA, N.A.

                                   By:     /s/ Bryan G. Petermann
                                      -----------------------------------------
                                   Title:  Vice President


                                   CITY NATIONAL BANK

                                   By:     /s/ Rod Bollins
                                      -----------------------------------------
                                   Title:  Vice President


                                   THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                   By:
                                      -----------------------------------------
                                   Title:

    [Continuation of First Amendment to Amended and Restated Loan Agreement]


            FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the undersigned, Guarantors of the indebtedness of the Borrowers under those certain Guarantees dated as of May 30, 1997, and June 17, 1997, hereby consent to the Borrowers' execution, delivery and performance of this Amendment, and hereby severally ratify and affirm said Guarantees, and all agreements securing the payment and performance thereof, each of which shall remain in full force and effect.


                                   TRIATHLON BROADCASTING COMPANY

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                   Title: President and Chief Executive Officer


                                   TRIATHLON BROADCASTING OF WICHITA
                                   LICENSEE, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                           Norman Feuer, President


                                   TRIATHLON BROADCASTING OF LINCOLN
                                   LICENSEE, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                           Norman Feuer, President


                                   TRIATHLON BROADCASTING OF OMAHA
                                   LICENSEE, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                           Norman Feuer, President

    [Continuation of First Amendment to Amended and Restated Loan Agreement]



                                   TRIATHLON BROADCASTING OF SPOKANE
                                   LICENSEE, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                           Norman Feuer, President


                                   TRIATHLON BROADCASTING OF COLORADO SPRINGS
                                   LICENSEE, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                           Norman Feuer, President


                                   TRIATHLON BROADCASTING OF TRI-CITIES
                                   LICENSEE, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                           Norman Feuer, President


                                   TSPN, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                           Norman Feuer, President


                                   TRIATHLON SPORTS PROGRAMMING, INC.

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                           Norman Feuer, President

    [Continuation of First Amendment to Amended and Restated Loan Agreement]



                                   PINNACLE SPORTS PRODUCTIONS, L.L.C.

                                   By Triathlon Sports Programming, Inc.,
                                     a Member

                                   By:     /s/ Norman Feuer
                                      -----------------------------------------
                                           Norman Feuer, President